251439

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

MINERAL AND ROYALTY DEED

STATE OF TEXAS §
§
COUNTY OF MARTIN §

Effective Date: April 1, 2025

Grantor: **MAVEN ROYALTY 2, LP**
1065 Provenance Place Boulevard, Suite 230
Shreveport, Louisiana 71106

Grantee: Mentor Capital, Inc., a Delaware corporation
5964 Campus Court
Plano, Texas 75093

Property: **All of Section 9, Block 34, Township 2 North, T&P Ry. Co. Survey, Martin County, Texas,**

AND

Section 16, Block 34, T2N, A-1128, T&P Ry. Co. Survey, Martin County, Texas, containing 640 acres, more or less.

Conveyance: For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, cash in hand paid by Grantee, the receipt and sufficiency of which are hereby acknowledged, by this Mineral and Royalty Deed (the "**Deed**"), subject to the reservations and limitations contained herein, Grantor does hereby grant, sell, convey, assign, set over and deliver unto Grantee (whether one or more), an undivided $\frac{7}{18}th$ (seven-eighteenths) of Grantor's interest in and to all oil, gas, and associated liquid or liquifiable hydrocarbons, including royalty, overriding royalty, unit interests and mineral interests of whatever nature, in, on and under and that may be produced from or attributable to the interest in the Property (defined above) **acquired by Grantor** by virtue of that certain Mineral and Royalty Deed from Cynthia Jane Sellers (a/k/a Cynthia Jane Stanfield) dated effective December 31, 2020 and recorded January 20, 2021 as Instrument Number 210264, Volume 787, Page 404, in the Official Public Records of Martin County, Texas (the "**Cynthia Sellers Deed**"), and that certain Mineral and Royalty Deed from Avila Minerals, LLC dated effective July 1, 2020 and recorded August 19, 2020 as Instrument Number 203703, Volume 767, Page 115, in the Official Public Records of Martin County, Texas, as corrected by that certain Correction of Mineral and Royalty Deed from Avila Minerals, LLC dated effective July 1, 2020 and recorded October 14, 2021 as Instrument Number 214658, Volume 828, Page 650, in the Official Public Records of Martin County, Texas (jointly, the "**Avila Deed**"), subject to all conveyances of record, including without limitation any existing NPRI burdens.

It is the intent of Grantor to convey 7/18 of the interest it acquired in the Property (defined above) via the Cynthia Sellers Deed and via the Avila Deed.

Notwithstanding anything to the contrary herein contained, this conveyance is limited to oil, gas, and associated liquid or liquifiable hydrocarbons or their byproducts, and such sulphur as

unto Grantor, its successors and assigns, all other minerals, including coal, iron ore, lignite, lithium, uranium, bauxite, and any other non-hydrocarbon minerals or hard minerals. If it is unclear as to whether a mineral is reserved to Grantor, this paragraph shall be interpreted as reserving same.

This Deed is made subject to any existing oil and gas lease on the Property now of record which is valid and in force and effect as of the Effective Date of this Deed and is further subject to all conveyances of record.

TO HAVE AND TO HOLD the above-described Property, together with all and singular the rights and appurtenances thereto and anywise belonging unto Grantee, its successors and assigns forever.

Grantee is taking the property in its AS IS condition. Grantor makes no warranties or representations as to fitness or condition. Grantee acknowledges and stipulates that Grantee is relying on its inspections, and not in reliance on any representations or warranties by Grantor as to fitness or condition. **This Conveyance is made expressly without warranty.**

This Deed is signed by Grantor as of the date of acknowledgment of Grantor's signature below but is effective for all purposes as of the Effective Date stated above.

This instrument may be executed in one or more counterparts or in multiple originals, either one of which shall be deemed valid, and when taken together shall constitute one instrument. All additions, changes, deletions, or attachments to this instrument are recognized by Grantor as having been made prior to its execution and acknowledgment.

BY EXECUTING AND DELIVERING THIS INSTRUMENT YOU ARE SELLING ALL OR A PORTION OF YOUR MINERAL OR ROYALTY INTEREST AS DESCRIBED HEREIN.

GRANTOR:

Maven Royalty 2, LP

By:______________________________

Ian Doiron
Managing Partner

DIRECT ACKNOWLEDGEMENT

STATE OF LOUISIANA

PARISH OF CADDO

This instrument was acknowledged before me on this the 24th of March, 2025, by Ian Doiron, Managing Partner of Maven Royalty 2, LP.

IN WITNESS HEREOF, I have hereunto set my hand and official seal on the day and year first above written.

____
Notary Public for the State of Louisiana

BRAD E. WILKERSON, NOTARY PUBLIC
BAR ROLL No. 30120
STATE OF LOUISIANA
MY COMMISSION IS FOR LIFE

BRAD E. WILKERSON NOTARY PUBLIC 30120 STATE OF LOUISIANA

STATE OF TEXAS-COUNTY OF MARTIN

I hereby certify that this instrument was **FILED** on the date and at the time stamped hereon by me and was duly recorded in the Volume and Page of the **OFFICIAL PUBLIC RECORDS** of Martin County, Texas, as stamped hereon by me

INSTRUMENT NO. 251439

FILED & RECORDED April 9, 2025 **@** 2:52 **AM/PM** (PM circled)

OFFICIAL PUBLIC RECORD VOL 1045 **PAGE** 620

LINDA GONZALES,

COUNTY CLERK, MARTIN COUNTY, TEXAS

BY Oralia Ybarra **DEPUTY**

COUNTY COURT OF MARTIN COUNTY, TEXAS